UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22955

Exact name of registrant as specified in charter:	abrdn Healthcare Opportunities Fund

Address of principal executive offices:	1900 Market Street, Suite 200 Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2025

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

abrdn Healthcare Opportunities Fund (THQ)
Semi-Annual Report
March 31, 2025
aberdeeninvestments.com

Distribution Policy  (unaudited)

The Board of Trustees (the "Board") of the abrdn Healthcare Opportunities Fund (the "Fund") has authorized a stable distribution policy ("SDP") of paying monthly distributions at an annual rate set once a year. The Fund's current monthly distribution is set at a rate of $0.18 per share. The SDP is subject to regular review by the Board. The SDP seeks to provide investors with a distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund's SDP exemptive order. The Fund's Board may amend or terminate the SDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the SDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's SDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each monthly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which the Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, September 30. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month-to-month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.
Based on generally accepted accounting principles in the United States of America ("U.S. GAAP"), the Fund estimates the distributions for the fiscal year commenced October 1, 2024 through the distributions declared on May 9, 2025 consisted of 10% net realized capital gains and 90% tax return of capital.
In January 2026, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2025 calendar year.

abrdn Healthcare Opportunities Fund

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of abrdn Healthcare Opportunities Fund (the “Fund”), for the six-month period ended March 31, 2025. The Fund’s investment objective is to seek current income and long-term capital appreciation.
Total Investment Return1
For the six-month period ended March 31, 2025, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark,  is as follows:
NAV[2],[3]	-6.41%
Market Price[2]	-1.51%
80% S&P Composite 1500 Healthcare Index, 15% S&P 500 HealthCare Corporate Bond Index, 5% S&P Composite 1500 Health Care REITS Index[4]	-3.66%
For more information about Fund performance, please visit the Fund on the web at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison between the current six-month period end and the prior fiscal year end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
3/31/2025	$20.27	$20.64	1.83%
9/30/2024	$22.82	$22.08	-3.24%
During the six-month period ended March 31, 2025, the Fund’s NAV was within a range of $19.83 to $22.83 and the Fund’s market price traded within a range of $18.42 to $22.58. During the six-month period ended March 31, 2025, the Fund’s shares traded within a range of a premium(+)/discount(-) of -7.80% to 1.83%.
Aberdeen Name Change
On March 4, 2025, abrdn plc, the parent company of the Fund's adviser, announced that it would change its name, and from that date, will use `Aberdeen' as the principal trading identity for its Investments business. On March 12, 2025, abrdn plc completed the steps to legally change its name to Aberdeen Group plc. Aberdeen has retained `abrdn' as an operational abbreviation across its subsidiary legal entities (including the Fund's adviser, fund names and descriptors).
Stable Distribution Policy
The Fund has a stable distribution policy (the "Policy") that provides for monthly distributions at a rate set by the Board of Trustees (the "Board"). In December 2024, the Board determined the 2025 annual rate of distributions to be a stable rate of $0.18 per month commencing with the distribution payable in January 2025. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.18 per share to shareholders of record. This Policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
On May 9, 2025, the Fund announced that it will pay on May 30, 2025, a stock distribution of US $0.18 per share to all shareholders of record as of May 22, 2025.
Distributions to common shareholders for the six-month period ended March 31, 2025 totaled $1.08 per share. Based on the market price of $20.64 on March 31, 2025, the annualized distribution rate was 10.5%. Based on the NAV of $20.27 on March 31, 2025 the annualized distribution rate was 10.7%.

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	The S&P Composite 1500® Health Care Index is an unmanaged index that comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS® Health Care sector. S&P 500® Health Care Corporate Bond Index, a subindex of the S&P 500 Bond Index, seeks to measure the performance of the U.S. corporate debt issued by constituents in the health care sector of the S&P 500. The S&P 500 Bond Index is designed to be a corporate-bond counterpart to the S&P 500. The S&P Composite 1500 Health Care REITs Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS Health Care REITS industry. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn Healthcare Opportunities Fund	1

Letter to Shareholders  (unaudited)  (concluded)

The Fund is covered under exemptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission (“SEC”) that allows the Fund to distribute capital gains as frequently as monthly in any one taxable year.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the six-month period ended March 31, 2025, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund's website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 12% of its outstanding shares of common stock in the open market during any 12-month period.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form
N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of Aberdeen's commitment to shareholders, we invite you to visit the Fund on the web at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, as well as other Fund literature. Enroll in Aberdeen's email services to receive content related to your fund. In addition, you will receive monthly factsheets based on your preferences. Sign up today at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds.
Contact Us:
•	Visit: https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds
•	Email: Investor.Relations@aberdeenplc.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President

{foots1}
All amounts are U.S. Dollars unless otherwise stated.
2	abrdn Healthcare Opportunities Fund

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark for the six-month (not annualized), 1-year, 3-year, 5-year and 10-year periods ended March 31, 2025.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-6.41%	0.77%	2.99%	11.08%	7.24%
Market Price	-1.51%	13.89%	6.03%	14.46%	8.18%
80% S&P Composite 1500 Healthcare Index, 15% S&P 500 HealthCare Corporate Bond Index, 5% S&P Composite 1500 Health Care REITS Index	-3.66%	2.45%	3.18%	10.65%	8.17%
S&P Composite 1500 Healthcare Index	-4.83%	-0.13%	3.29%	11.91%	9.02%
Performance of a $10,000 Investment (as of March 31, 2025)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of March 31, 2025. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund or the sale of Fund shares. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds or by calling 800-522-5465.
The annualized gross operating expense ratio based on the six-month period ended March 31, 2025 was 2.93%.The annualized net operating expense ratio, net of fee waivers and excluding interest expense based on the six-month period ended March 31, 2025, was 1.41%.
abrdn Healthcare Opportunities Fund	3

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of March 31, 2025

Asset Allocation
Common Stocks	105.0%
Non-Convertible Notes	18.2%
Convertible Preferred Stocks	2.9%
Short-Term Investments	0.9%
Call Options Written	-
Liabilities in Excess of Other Assets	(27.0%)
100.0%

Industries
Pharmaceuticals	33.2%
Health Care Equipment & Supplies	28.3%
Health Care Providers & Services	26.8%
Biotechnology	23.2%
Life Sciences Tools & Services	7.4%
Health Care REITs	7.0%
Health Care Technology	0.2%
Short-Term Investments	0.9%
Liabilities in Excess of Other Assets	(27.0%)
100.0%

Top Ten Holdings
Eli Lilly & Co.	11.7%
UnitedHealth Group, Inc.	10.9%
AbbVie, Inc.	6.6%
Abbott Laboratories	6.3%
Merck & Co., Inc.	4.6%
Thermo Fisher Scientific, Inc.	4.1%
Medtronic PLC	3.6%
Johnson & Johnson	3.6%
Intuitive Surgical, Inc.	3.4%
Elevance Health, Inc.	3.1%

4	abrdn Healthcare Opportunities Fund

Portfolio of Investments (unaudited)
As of March 31, 2025

	Shares or Principal Amount	Value
Convertible Preferred Stocks(a),(b),(c)—2.9%
Biotechnology—2.0%
Abcuro, Inc. Series B	601,124	$ 3,299,990
Abcuro, Inc. Series C1	133,045	803,419
Atalanta Therapeutics Series B	1,944,444	3,499,999
Glycomine, Inc. Series C, 8.00%	6,872,036	4,123,222
Seismic Therapeutics, Inc. Series B	730,764	3,299,984
Third Arc Bio, Inc. Series A, 8.00%	1,045,528	2,200,000
		17,226,614
Health Care Equipment & Supplies—0.0%
IO Light Holdinigs, Inc. Series A2	189,858	19
Pharmaceuticals—0.9%
Endeavor Biomedicines, Inc. Series B, 8.00%	742,138	4,842,153
Endeavor Biomedicines, Inc. Series C, 8.00%	137,039	894,125
Engrail Therapeutics, Inc. Series B, 8.00%	1,652,502	1,750,000
		7,486,278
Total Convertible Preferred Stocks		24,712,911
Non-Convertible Notes—18.2%
Biotechnology—3.0%
AbbVie, Inc., 3.20%, 05/14/26	$ 3,245,000	3,203,835
AbbVie, Inc., 4.25%, 11/14/28	5,303,000	5,290,026
AbbVie, Inc., 4.45%, 05/14/46	3,080,000	2,676,266
Amgen, Inc., 3.20%, 11/02/27	2,200,000	2,136,201
Amgen, Inc., 2.00%, 01/15/32	2,795,000	2,335,463
Gilead Sciences, Inc., 2.95%, 03/01/27	10,000,000	9,742,802
		25,384,593
Health Care Equipment & Supplies—2.7%
Abbott Laboratories, 4.75%, 11/30/36	10,498,000	10,333,144
Becton Dickinson & Co., 3.70%, 06/06/27	2,413,000	2,370,665
DH Europe Finance II SARL, 3.25%, 11/15/39	1,760,000	1,396,403
Stryker Corp., 3.65%, 03/07/28	3,500,000	3,420,365
Zimmer Biomet Holdings, Inc., 4.25%, 08/15/35	6,000,000	5,422,215
		22,942,792
Health Care Providers & Services—6.8%
Cigna Group, 4.38%, 10/15/28	1,504,000	1,492,520
Cigna Group, 2.38%, 03/15/31	5,800,000	5,060,716
Cigna Group, 6.13%, 11/15/41	8,250,000	8,513,219
CVS Health Corp., 4.30%, 03/25/28	789,000	779,487
CVS Health Corp., 1.88%, 02/28/31	4,400,000	3,679,855
CVS Health Corp., 4.78%, 03/25/38	2,100,000	1,884,225
CVS Health Corp., 5.05%, 03/25/48	3,700,000	3,157,374
Elevance Health, Inc., 4.10%, 03/01/28	2,975,000	2,943,094
Elevance Health, Inc., 2.55%, 03/15/31	5,800,000	5,125,520
Elevance Health, Inc., 4.65%, 08/15/44	2,325,000	2,023,728
UnitedHealth Group, Inc., 3.85%, 06/15/28	1,460,000	1,439,808
UnitedHealth Group, Inc., 3.88%, 12/15/28	4,970,000	4,879,330
UnitedHealth Group, Inc., 4.20%, 05/15/32	10,940,000	10,518,239
UnitedHealth Group, Inc., 4.50%, 04/15/33	5,800,000	5,608,979
		57,106,094
Life Sciences Tools & Services—0.8%
Thermo Fisher Scientific, Inc., 5.40%, 08/10/43	6,500,000	6,501,286
Pharmaceuticals—4.9%
AstraZeneca PLC, 6.45%, 09/15/37(d)	4,750,000	5,311,128
	Shares or Principal Amount	Value

Bristol-Myers Squibb Co., 3.20%, 06/15/26	$ 7,500,000	$ 7,411,880
Bristol-Myers Squibb Co., 3.40%, 07/26/29	2,100,000	2,015,096
IQVIA, Inc., 5.00%, 05/15/27(e)	1,290,000	1,271,666
Johnson & Johnson, 2.90%, 01/15/28	2,200,000	2,131,198
Johnson & Johnson, 3.70%, 03/01/46	10,130,000	8,186,808
Merck & Co., Inc., 3.40%, 03/07/29	4,000,000	3,864,342
Pfizer, Inc., 3.45%, 03/15/29	8,100,000	7,842,351
Pfizer, Inc., 4.00%, 12/15/36	3,200,000	2,914,592
		40,949,061
Total Non-Convertible Notes		152,883,826
Common Stocks—105.0%
Biotechnology—18.2%
AbbVie, Inc.(f)	265,775	55,685,178
Amgen, Inc.(f)	58,919	18,356,214
Arrowhead Pharmaceuticals, Inc.(b)	207,594	2,644,748
ARS Pharmaceuticals, Inc.(b)	383,059	4,818,882
Biogen, Inc.(b)	28	3,832
BioMarin Pharmaceutical, Inc.(b),(f)	135,939	9,609,528
Cytokinetics, Inc.(b),(f)	178,066	7,156,473
Exact Sciences Corp.(b)	115,032	4,979,735
Galera Therapeutics, Inc.(b)	314,430	9,433
Gilead Sciences, Inc.(f)	110,003	12,325,836
I-Mab, ADR(b),(d)	43,738	36,036
Neurocrine Biosciences, Inc.(b)	48,947	5,413,538
Rallybio Corp.(b)	594,616	389,176
Regeneron Pharmaceuticals, Inc.(f)	26,233	16,637,756
Sarepta Therapeutics, Inc.(b),(f)	198,904	12,694,053
Sera Prognostics, Inc., Class A(b)	640,000	2,355,200
		153,115,618
Health Care Equipment & Supplies—25.6%
Abbott Laboratories(f)	399,965	53,055,357
Becton Dickinson & Co.(f)	91,986	21,070,313
Boston Scientific Corp.(b),(f)	161,182	16,260,040
Dexcom, Inc.(b)	117,166	8,001,266
IDEXX Laboratories, Inc.(b)	4,988	2,094,711
Inspire Medical Systems, Inc.(b)	75,860	12,082,981
Insulet Corp.(b)	16,263	4,270,826
Intuitive Surgical, Inc.(b),(f)	57,699	28,576,584
LivaNova PLC(b)	176,147	6,919,054
Medtronic PLC(f)	335,513	30,149,198
ResMed, Inc.	45,995	10,295,981
Stryker Corp.	48,816	18,171,756
Tandem Diabetes Care, Inc.(b)	186,024	3,564,220
		214,512,287
Health Care Providers & Services—20.0%
Acadia Healthcare Co., Inc.(b),(f)	108,522	3,290,387
Community Health Systems, Inc.(b)	409,762	1,106,357
Elevance Health, Inc.	59,731	25,980,596
Guardant Health, Inc.(b)	27,692	1,179,679
HCA Healthcare, Inc.	38,114	13,170,293
Humana, Inc.	18,997	5,026,606
McKesson Corp.	9,621	6,474,837
Molina Healthcare, Inc.(b)	23,293	7,672,481
NeoGenomics, Inc.(b)	413,098	3,920,300
Tenet Healthcare Corp.(b),(f)	62,245	8,371,953
UnitedHealth Group, Inc.(f)	174,958	91,634,252
		167,827,741

abrdn Healthcare Opportunities Fund	5

Portfolio of Investments (unaudited)  (continued)
As of March 31, 2025

	Shares or Principal Amount	Value
Common Stocks (continued)
Health Care REITs—7.0%
Diversified Healthcare Trust, REIT	293,879	$ 705,310
Global Medical REIT, Inc.	31,668	277,095
Healthcare Realty Trust, Inc., REIT	25,119	424,511
Healthpeak Properties, Inc., REIT	567,701	11,478,914
LTC Properties, Inc., REIT	166,842	5,914,549
Medical Properties Trust, Inc., REIT	266,557	1,607,339
National Health Investors, Inc., REIT	5,596	413,321
Omega Healthcare Investors, Inc., REIT	297,889	11,343,613
Sabra Health Care REIT, Inc.	626,862	10,951,279
Universal Health Realty Income Trust, REIT	3,075	125,952
Ventas, Inc., REIT	106,216	7,303,412
Welltower, Inc., REIT	51,783	7,933,673
		58,478,968
Health Care Technology—0.2%
Veradigm, Inc.(b)	338,217	1,474,626
Life Sciences Tools & Services—6.6%
Danaher Corp.	88,103	18,061,115
Illumina, Inc.(b),(f)	36,513	2,896,942
Thermo Fisher Scientific, Inc.(f)	69,382	34,524,483
		55,482,540
Pharmaceuticals—27.4%
Bristol-Myers Squibb Co.	382,883	23,352,034
Eli Lilly & Co.	119,192	98,441,865
Fusion Pharmaceuticals, Inc. CVR(a),(b)	7,160	9,881
Johnson & Johnson	181,435	30,089,180
Merck & Co., Inc.	424,906	38,139,562
Oculis Holding AG(b),(d)	426,422	8,114,811
Perrigo Co. PLC	28,292	793,308
Pfizer, Inc.(f)	539,844	13,679,647
Zoetis, Inc.(f)	103,497	17,040,781
		229,661,069
Total Common Stocks		880,552,849
	Shares or Principal Amount	Value
Short-Term Investment—0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.29%(g)	7,217,599	$ 7,217,599
Total Short-Term Investment		7,217,599
Total Investments (Cost $935,238,545)(h)—127.0%		1,065,367,185
Liabilities in Excess of Other Assets (27.0%)		(226,540,435)
Net Assets—100.0%		$838,826,750

(a)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Restricted security.
(d)	Foreign security.
(e)	Denotes a security issued under Regulation S or Rule 144A.
(f)	A portion of security is pledged as collateral for call options written.
(g)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of March 31, 2025.
(h)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
ARS	Auction Rate Security
CVR	Contingent Value Right
PLC	Public Limited Company
REIT	Real Estate Investment Trust

6	abrdn Healthcare Opportunities Fund

Portfolio of Investments (unaudited)  (concluded)
As of March 31, 2025

	Number of Contracts (100 shares each)	Notional Amount ($)	Value ($)
Option Contracts Written—0.0%
Call Options Written—0.0%
Abbott Laboratories Apr25 135 Call	200	(2,700,000)	(46,000)
AbbVie, Inc. Apr25 215 Call	100	(2,150,000)	(8,800)
Acadia Healthcare Co., Inc. APR25 35 CALL	801	(2,803,500)	(12,015)
Amgen, Inc. Apr25 330 Call	82	(2,706,000)	(9,840)
Becton Dickinson & Co. Apr25 240 Call	90	(2,160,000)	(9,000)
BioMarin Pharmaceutical, Inc. Apr25 75 Call	286	(2,145,000)	(11,440)
Boston Scientific Corp. Apr25 100 Call	108	(1,080,000)	(32,400)
Cytokinetics, Inc. Apr25 50 Call	216	(1,080,000)	(11,880)
Gilead Sciences, Inc. Apr25 115 Call	141	(1,621,500)	(21,150)
Illumina, Inc. Apr25 90 Call	180	(1,620,000)	(6,300)
Intuitive Surgical, Inc. Apr25 520 Call	31	(1,612,000)	(4,495)
Medtronic PLC Apr25 95 Call	227	(2,156,500)	(5,902)
Pfizer, Inc. APR25 27 CALL	995	(2,686,500)	(1,990)
Regeneron Pharmaceuticals, Inc. Apr25 680 Call	24	(1,632,000)	(9,600)
Regeneron Pharmaceuticals, Inc. Apr25 680 Call	24	(1,632,000)	(3,120)
Sarepta Therapeutics, Inc. Apr25 85 Call	508	(4,318,000)	(7,620)
Tenet Healthcare Corp. Apr25 135 Call	159	(2,146,500)	(77,115)
Thermo Fisher Scientific, Inc. Apr25 540 Call	40	(2,160,000)	(4,080)
UnitedHealth Group, Inc. Apr25 530 Call	51	(2,703,000)	(92,055)
Zoetis, Inc. Apr25 170 Call	95	(1,615,000)	(12,350)
Total Call Options Written (Premiums received $(659,385))			(387,152)

See accompanying Notes to Financial Statements.
abrdn Healthcare Opportunities Fund	7

Statement of Assets and Liabilities  (unaudited)
As of March 31, 2025

Assets
Investments, at value (cost $928,020,946)	$ 1,058,149,586
Short-term investment, at value (cost $7,217,599)	7,217,599
Receivable for investments sold	3,695,543
Interest and dividends receivable	2,223,118
Receivable for common shares issued	160,559
Prepaid expenses in connection with bank loan	5,496
Prepaid expenses	94,462
Total assets	1,071,546,363
Liabilities
Revolving Credit Facility payable	225,000,000
Payable for investments purchased	3,691,910
Interest payable on line of credit	2,306,833
Investment advisory fees payable (Note 3)	914,602
Written options, at value (premiums received$659,385)	387,152
Trustee fees payable	31,523
Administration fees payable	12,725
Investor relations fees payable (Note 3)	6,018
Other accrued expenses	368,850
Total liabilities	232,719,613
Commitments and Contingencies (Notes 7 & 10)

Net Assets	$838,826,750
Composition of Net Assets
Common stock (par value $0.010 per share) (Note 5)	$ 413,792
Paid-in capital in excess of par	759,496,772
Distributable earnings	78,916,186
Net Assets	$838,826,750
Net asset value per share based on 41,379,167 shares issued and outstanding	$20.27

See accompanying Notes to Financial Statements.
8	abrdn Healthcare Opportunities Fund

Statement of Operations  (unaudited)
For the Six-Month Period Ended March 31, 2025

Net Investment Income
Investment Income:
Dividends	$ 8,164,758
Interest and amortization of discount and premium and other income	3,736,853
Total investment income	11,901,611
Expenses:
Investment advisory fee (Note 3)	5,465,528
Legal fees and expenses	119,690
Reports to shareholders and proxy solicitation	79,307
Trustees' fees and expenses	70,089
Independent auditors’ fees and tax expenses	65,440
Investor relations fees and expenses (Note 3)	43,667
Insurance expense	34,587
Custodian’s fees and expenses	30,688
Administration fee	23,026
Transfer agent’s fees and expenses	10,467
Bank loan fees and expenses	2,647
Miscellaneous	171,586
Total operating expenses, excluding interest expense	6,116,722
Interest expense	6,607,757
Total expenses	12,724,479

Net Investment Loss	(822,868)
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments	7,758,584
Written options	732,481
8,491,065
Net change in unrealized appreciation/depreciation on:
Investments	(68,657,487)
Written options	81,811
(68,575,676)
Net realized and unrealized gain from investments and written options	(60,084,611)
Change in Net Assets Resulting from Operations	$(60,907,479)

See accompanying Notes to Financial Statements.
abrdn Healthcare Opportunities Fund	9

Statements of Changes in Net Assets

	For the Six-Month Period Ended March 31, 2025 (unaudited)	For the Year Ended September 30, 2024
Increase/(Decrease) in Net Assets:
Operations:
Net investment loss	$(822,868)	$(3,891,912)
Net realized gain from investments and written options	8,491,065	42,465,748
Net change in unrealized appreciation/depreciation investments, milestone interests and written options	(68,575,676)	150,988,597
Net increase/(decrease) in net assets resulting from operations	(60,907,479)	189,562,433
Distributions to Shareholders From:
Distributable earnings	(44,668,643)	(45,221,413)
Return of capital	–	(32,941,565)
Net decrease in net assets from distributions	(44,668,643)	(78,162,978)
Reinvestment of dividends resulting in the issuance of 23,109 and 0 shares of common stock, respectively	480,570	–
Change in net assets	(105,095,552)	111,399,455
Net Assets:
Beginning of period	943,922,302	832,522,847
End of period	$838,826,750	$943,922,302
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
10	abrdn Healthcare Opportunities Fund

Statement of Cash Flows  (unaudited)
For the Six-Month Period Ended  March 31, 2025

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ (60,907,479)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(171,136,804)
Investments sold and principal repayments	161,433,437
Proceeds from option contracts written	983,291
Net change in short-term investments	54,179,765
Net amortization/accretion of premium/(discount)	(21,530)
Decrease in interest, dividends and other receivables	51,279
Decrease in prepaid expenses	27,680
Decrease in interest payable on Revolving Credit Facility	(411,451)
Decrease in accrued investment advisory fee payable	(62,544)
Increase in other accrued expenses	128,377
Net change in unrealized depreciation of investments and options	68,575,676
Net realized gain on investments transactions and options	(8,491,065)
Net cash provided by operating activities	44,348,632
Cash flows from financing activities:
Distributions paid to shareholders	(44,348,632)
Net cash used in financing activities	(44,348,632)
Unrestricted and restricted cash and foreign currency, beginning of period	–
Unrestricted and restricted cash and foreign currency, end of period	$–
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	$7,019,208
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
abrdn Healthcare Opportunities Fund	11

Financial Highlights

	For the Six-Month Period Ended March 31,	For the Fiscal Years Ended September 30,
	2025 (unaudited)	2024 (a)	2023	2022 (b)	2021 (b)	2020 (b)
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period	$22.82	$20.13	$20.20	$23.64	$20.28	$18.80
Net investment income/(loss)(c)	(0.02)	(0.09)	(0.06)	0.01	0.16	0.13
Net realized and unrealized gains/(losses) on investments, written options and foreign currency transactions	(1.45)	4.67	1.34	(2.10)	4.55	2.69
Total from investment operations applicable to common shareholders	(1.47)	4.58	1.28	(2.09)	4.71	2.82
Distributions to common shareholders from:
Net investment income	(1.08)	(0.54)	(0.18)	(0.04)	(0.91)	(0.71)
Net realized gains	–	(0.55)	(1.17)	(1.31)	(0.44)	(0.64)
Return of capital	–	(0.80)	–	–	–	–
Total distributions	(1.08)	(1.89)	(1.35)	(1.35)	(1.35)	(1.35)
Effect of Fund shares repurchased	–	–	–	–	–	0.01
Net asset value per common share, end of period	$20.27	$22.82	$20.13	$20.20	$23.64	$20.28
Market price, end of period	$20.64	$22.08	$16.98	$18.12	$22.65	$18.09
Total Investment Return Based on(d):
Market price	(1.51%)	42.99%	0.56%	(14.84%)	33.28%	11.71%
Net asset value	(6.41%)	24.66%	6.94%	(9.08%)	24.14%	16.30%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$838,827	$943,922	$832,523	$835,567	$977,364	$838,429
Average net assets applicable to common shareholders (000 omitted)	$871,109	$890,367	$885,296	$947,190	$942,855	$824,606
Gross operating expenses	2.93%(e)	3.10%	2.95%	1.87%	1.66%	2.05%
Net operating expenses, net of fee waivers and excluding interest expense	1.41%(e)	1.42%	1.47%	1.46%	1.44%	1.48%
Net Investment income (loss)	(0.19%)(e)	(0.44%)	(0.28%)	0.05%	0.69%	0.63%
Portfolio turnover	15%(f)	43%	44%	49%	58%	59%
Senior securities (loan facility) outstanding (000 omitted)	$225,000	$225,000	$225,000	$225,000	$225,000	$225,000
Asset coverage ratio on senior securities at period end(g)	473%	520%	470%	471%	534%	473%
Asset coverage per $1000 on senior securities at period end(h)	$4,728	$5,195	$4,700	$4,714	$5,344	$4,726

(a)	Effective October 27, 2023, abrdn Inc. became the investment adviser of the Fund. Prior to October 27, 2023, the Fund was managed by Tekla Capital Management, LLC. Members of the portfolio management team from Tekla joined abrdn Inc., and continue to manage the Fund.
See accompanying Notes to Financial Statements.
12	abrdn Healthcare Opportunities Fund

Financial Highlights  (concluded)

(b)	Beginning with the year ended September 30, 2023, the Fund’s financial statements were audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(c)	Based on average shares outstanding.
(d)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(e)	Annualized.
(f)	Not annualized.
(g)	Asset coverage ratio is calculated by dividing net assets as of each fiscal period end plus the amount of any borrowings for investment purposes outstanding as of each fiscal period end by the amount of any borrowings as of each fiscal period end, and then multiplying by $1,000.
(h)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any senior securities, which includes the Revolving Credit Facility and then multiplying by $1,000.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
abrdn Healthcare Opportunities Fund	13

Notes to  Financial Statements (unaudited)
March 31, 2025

1.  Organization
abrdn Healthcare Opportunities Fund (the "Fund") is a Massachusetts business trust formed on April 2, 2014 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company. The Fund commenced operations on July 31, 2014. The Fund’s investment objective is to seek current income and long-term capital appreciation. The Fund invests primarily in equity and debt in securities of public and private U.S. and non-U.S. companies in the healthcare industry believed by the Fund’s Adviser, abrdn Inc. (the "Adviser" or "Aberdeen") to have significant potential for above-average growth. The Fund may invest in private companies and other restricted securities, including private investments in public equity and venture capital investments, if these securities would currently comprise 10% or less of Managed Assets.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Aberdeen as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable and the Fund's investments in securities of early and/or later stage financing of a privately held companies ("Venture Capital Securities").
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

14	abrdn Healthcare Opportunities Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2025

Convertible preferred shares, warrants or convertible note interests in Venture Capital Securities, milestone interests, and other restricted securities are typically valued in good faith, based upon the recommendations made by the Valuation Designee pursuant to fair valuation policies and procedures approved by the Board.
Derivative instruments are valued at fair value. Exchange-traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). Exchange-traded options are valued at the last quoted sales price. In the absence of a sales price, options are valued at the mean of the bid/ask price quoted at the close on the exchange on which the options trade. When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/exchange-traded funds ("ETFs"), exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to
Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s, other than a Venture Capital Security, market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
Venture Capital Securities are valued based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs considered may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Level 3 investments are valued using significant unobservable inputs. The Fund may also use a discounted cash flow based valuation approach in which the anticipated future cash flows of the investment are used to estimate the current fair value. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

abrdn Healthcare Opportunities Fund	15

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2025

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
The following is a summary of the inputs used as of March 31, 2025 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$880,542,968	$–	$9,881	$880,552,849
Non-Convertible Notes	–	152,883,826	–	152,883,826
Convertible Preferred Stocks	–	–	24,712,911	24,712,911
Short-Term Investment	7,217,599	–	–	7,217,599
Total Investments	$887,760,567	$152,883,826	$24,722,792	$1,065,367,185
Total Investment Assets	$887,760,567	$152,883,826	$24,722,792	$1,065,367,185
Liabilities
Other Financial Instruments
Written Options	$(387,152)	$–	$–	$(387,152)
Total Investment Liabilities	$(387,152)	$–	$–	$(387,152)

Rollforward of Level 3 Fair Value Measurements For the Six Months Ended March 31, 2025
Investments in Securities	Balance as of September 30, 2024	Net Realized Gain (Loss) and Change in Unrealized Appreciation/ Depreciation	Net Purchases and conversions	Balance as of March 31, 2025	Net Change in Unrealized Appreciation/ Depreciation from Investments Held at March 31, 2025
Common Stocks
Pharmaceuticals	$9,881	$0	$0	$9,881	$0
Convertible Preferred Stocks
Biotechnology	10,559,974	(8,001)	6,674,641	17,226,614	(8,001)
Health Care Equipment & Supplies	19	0	0	19	0
Pharmaceuticals	7,486,278	(589)	589	7,486,278	(589)
Total	$18,056,152	$(8,590)	$6,675,230	$24,722,792	$(8,590)

16	abrdn Healthcare Opportunities Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2025

Description	Fair Value at 03/31/25	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stocks	$9,881	Income approach	Probability of events Timing of events	46.00% 4.40 years	46.00% 4.40 years	Increase Decrease
Convertible Preferred Stocks	$24,712,911	Market approach	Transaction Price(a)	N/A	N/A	Increase
Total	$24,722,792

(a)	The valuation technique used as a basis to approximate fair value of these investments is based on a transaction price or subsequent financing rounds.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) fair value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
Options
An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium,

abrdn Healthcare Opportunities Fund	17

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2025

the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.
The Fund’s obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price, or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.
If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.
All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

Summary of Derivative Instruments:
The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of March 31, 2025:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total

Liabilities:
Unrealized depreciation on:
Written Options, market value	$–	$–	$–	$387,152	$–	$–	$387,152
Total	$–	$–	$–	$387,152	$–	$–	$387,152
Amounts listed as “–” are $0 or round to $0.
The effect of derivative instruments on the Statement of Operations for the six-month period ended March 31, 2025:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total

Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Written Options	$–	$–	$–	$732,481	$–	$732,481
Total	$–	$–	$–	$732,481	$–	$732,481
18	abrdn Healthcare Opportunities Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2025

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Written Options	$–	$–	$–	$81,811	$–	$81,811
Total	$–	$–	$–	$81,811	$–	$81,811
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended March 31, 2025. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended March 31, 2025.
Derivative	Average Notional Value
Written Options Contracts	$272,285
e.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.
The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Fund's investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the fiscal year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available.
f.  Distributions:
The Fund has a stable distribution policy to pay distributions from net investment income supplemented by net realized capital gains and return of capital distributions, if necessary, on a monthly basis. The stable distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
g.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended September 30, 2024 are subject to such review.
h.  Milestone Interests
The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of one private company. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in excess of the cost basis treated as a realized gain.

abrdn Healthcare Opportunities Fund	19

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2025

The following is a summary of the impact of the milestone interests on the financial statements as of and for the six-month period ended March 31, 2025:
Statement of Assets and Liabilities, Milestone interests, at value	$—
Statement of Assets and Liabilities, Total distributable earnings	$—
Statement of Operations, Change in unrealized appreciation/depreciation	$0
Amounts listed as “–” are $0 or round to $0.
3.  Agreements and Transactions with Affiliates
a.  Investment Advisory and Other Affiliated Fees
Effective as of the close of business October 27, 2023, abrdn Inc. serves as the Fund’s Adviser pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Fund. The Adviser is a wholly-owned indirect subsidiary of Aberdeen Group plc. In rendering management services, the Adviser may use the resources of investment adviser subsidiaries of Aberdeen Group plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Adviser.
As compensation for its services to the Fund, the Adviser receives an annual investment advisory fee at an annual rate of 1.00% of the average daily value of the Fund’s Managed Assets. Managed Assets means the total assets of the Fund minus the Fund’s liabilities other than the loan payable. For the six-month period ended March 31, 2025, the Fund paid the Adviser $5,465,528.
The Fund entered into a Services Agreement (the "Agreement") with the prior adviser to the Fund (the "Prior Adviser"). Pursuant to the terms of the Agreement, the Fund reimbursed the Prior Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund’s Chief Compliance Officer. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Prior Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who were also officers of the Prior Adviser. The Agreement terminated on October 27, 2023.
Effective upon the close of business on October 27, 2023, the Adviser entered into a written contract with the Fund to limit the total ordinary operating expenses of the Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.44% of the average daily net assets of the Fund on an annualized basis for twelve months (the “Expense Limitation Agreement"). The Expense
Limitation Agreement may not be terminated before October 27, 2025, without the approval of the Fund’s trustees who are not “interested persons” of the Fund (as defined in the 1940 Act). For the six-month period ended March 31, 2025, the Adviser did not waive any of the Fund's expenses pursuant to the Expense Limitation Agreement.
b.  Investor Relations:
Effective March 1, 2024, under the terms of the Investor Relations Services Agreement, abrdn Inc. is compensated to provide and may pay third parties to provide investor relations services to the Fund and certain other funds advised by Aberdeen or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion").  However, investor relations services fees are limited by Aberdeen so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by Aberdeen.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by Aberdeen), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the six-month period ended March 31, 2025, the Fund incurred investor relations fees of approximately $43,667. For the six-month period ended March 31, 2025, Aberdeen did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended March 31, 2025, were $174,828,714 and $165,131,957, respectively.

20	abrdn Healthcare Opportunities Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2025

5.  Capital
The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.01 per common share. As of March 31, 2025, there were 41,379,167 shares of common stock issued and outstanding.
6.  Open Market Repurchase Program
In March 2024, the Board approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2025.
For the six-month period ended March 31, 2025, the Fund did not repurchase any shares through this program.
7.  Private Companies and Other Restricted Securities
The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented 2.32% of the Fund’s Managed Assets at March 31, 2025.
At March 31, 2025, the Fund had $3,950,000 in commitment relating to additional investments in private companies.
The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at March 31, 2025. The Fund on its own does not have the right to demand that such securities be registered.
Security	Acquisition Date	Cost	Carrying Value per Unit	Value
Abcuro, Inc., Series B — Convertible Preferred Stock	8/10/23, 12/19/23	$3,302,342	$5.49	$3,299,990
Abcuro, Inc., Series C1 — Convertible Preferred Stock	2/7/25	803,419	6.04	803,419
Atalanta Therapeutics, Series B — Convertible Preferred Stock	10/11/25	3,501,659	1.80	3,499,999
Endeavor Biomedicines, Inc., Series B — Convertible Preferred Stock	1/21/22	3,507,496	6.53	4,842,153
Endeavor Biomedicines, Inc., Series C — Convertible Preferred Stock	4/19/24	894,707	6.52	894,125
Engrail Therapeutics, Inc., Series B — Convertible Preferred Stock	3/14/24	1,750,589	1.06	1,750,000
Glycomine, Inc., Series C — Convertible Preferred Stock	7/22/24, 3/26/25	4,124,754	0.60	4,123,222
IO Light Holdinigs, Inc., Series A2 — Convertible Preferred Stock	4/30/20, 5/17/21, 9/15/21	628,537	0.00*	19
Seismic Therapeutics, Inc., Series B — Convertible Preferred Stock	8/30/24	3,307,188	4.52	3,299,984
Third Arc Bio, Inc., Series A — Convertible Preferred Stock	7/15/24	2,207,836	2.10	2,200,000
Total		$24,028,527		$24,712,911

*	Carrying value is less than $0.01.
8.  Revolving Credit Facility
The Fund maintains a Revolving Credit Facility with the Bank of Nova Scotia, which was amended on January 24, 2025 to extend the scheduled commitment termination date to January 23, 2026 with a committed facility amount of $225,000,000 ("Revolving Credit Facility”).
As of March 31, 2025, the Fund had drawn down $225,000,000 from the Revolving Credit Facility, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.95% plus a SOFR Adjustment plus the relevant SOFR rate. The Fund is also charged a commitment fee on the daily unused balance of the Revolving Credit Facility at the rate of 0.10% (per annum). Per the Revolving Credit Facility agreement, the Fund paid an upfront fee of 0.05% on the total Revolving Credit Facility balance, which is being amortized through January 23, 2026. The Fund pledges its investment securities as the collateral for the Revolving Credit Facility per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2024 to March 31, 2025 were 5.81% and $225,000,000, respectively. The stated carrying amount of the Revolving Credit Facility approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the Revolving Credit Facility. In the event of a default under the Revolving Credit Facility, the lenders have the right to cause a liquidation of the

abrdn Healthcare Opportunities Fund	21

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2025

collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the Revolving Credit Facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The Revolving Credit Facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the Revolving Credit Facility as well as commitment fees for any portion of the Revolving Credit Facility not drawn upon at any time during the period. During the six-month period ended March 31, 2025, the Fund incurred fees of approximately $6,607,757.
The credit agreement governing the Revolving Credit Facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the Revolving Credit Facility.
9.  Portfolio Investment Risks
a.  Concentration Risk:
The Fund’s portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Fund’s investments may be subject to greater risk than a fund that has securities representing a broader range of investments and may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.
b.  Convertible Securities Risk:
Convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Consequently, a unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer but more risk than the issuer’s debt obligations.
c.  Derivatives Risk (including Options, Futures and Swaps):
Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
d.  Emerging Markets Risk:
The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
The Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).
e.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
f.  Foreign Securities Risk:
Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of

22	abrdn Healthcare Opportunities Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2025

government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
g.  Key Personnel Risk:
There may be only a limited number of securities professionals who have comparable experience to that of the Fund’s existing portfolio management team in the area of healthcare companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Adviser, there can be no assurance that a suitable replacement could be found immediately.
h.  Leverage Risk:
The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
i.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, trading and tariff arrangements, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
j.  REIT and Real Estate Risk:
Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions; reduced demand for commercial and office space; increased maintenance or tenant improvement costs to convert properties for other uses; default risk of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments when the Fund invests in REITs.
k.  Restricted Securities and Valuation Risk:
Some of the Fund’s investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund’s fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company’s financial statements, the company’s products or intended markets, or the company’s technologies; and (iii) the price of a security sold at arm’s length in an issuer’s subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund’s portfolio, such Restricted Securities in the Fund’s portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund’s valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

abrdn Healthcare Opportunities Fund	23

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2025

l.  Risks Associated with the Fund’s Option Strategy:
The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Fund's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option's life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option plus the exercise price of the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option.
When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund's potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
m.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug.
The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third-party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations.
Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology.
The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that

24	abrdn Healthcare Opportunities Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2025

transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third-party payors to contain or reduce health care costs.
Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids.
Managed care companies are regulated at the federal, state, local and international levels. The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Fund may invest.
Life Science and Tools Industry Risk.  Life science industries are characterized by limited product focus, rapidly changing technology, extensive government regulation, and intense competition.  In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Extensive regulation can delay cause delays in product development, which may disadvantage a company in an intensely competitive environment. These various factors may result in abrupt advances and declines in the securities prices of particular companies, and, in some cases, may have a broad effect on the prices of securities of companies in particular life science industries.
Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial cost related to product-related liabilities, interruptions at their data centers or client support facilities, claims for infringement or misappropriation of intellectual property rights of others, or infringement or misappropriation of their intellectual property.  Each of these may adversely impact the prices of securities of companies in the healthcare technology sector.
Additionally, the success of healthcare technology companies depends upon the recruitment and retention of key personnel. The failure to attract and retain qualified personnel could have a material adverse effect on healthcare technology companies’ prospects for long-term growth.
Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.
A substantial percentage of a healthcare services company’s service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs (“VA”), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.
Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions or are unable to successfully grow their business through marketing partnerships, their business may be materially and adversely affected.
Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Facilities Sector Risk. A healthcare facility’s ability to negotiate favorable contracts significantly affects the revenues and operating results of such healthcare facilities. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.
Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility’s business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other

abrdn Healthcare Opportunities Fund	25

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2025

regulatory changes which could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility’s overall business, financial condition, results of operations or cashflows.
Healthcare Equipment Sector Risk. The medical device markets are highly competitive and characterized by rapid change, which may affect a company’s ability to be competitive. They are also rigorously regulated and it is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to    litigation, and other adverse effects to operations.
Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may negatively impact the ability of healthcare equipment companies to sell current or future products.  Quality problems with the processes, goods and services of a healthcare equipment company could harm the company’s reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive and in an industry that is highly regulated and often subject to legal proceedings. Due to the nature of the business of healthcare distribution companies, each of the above may have an adverse impact on the securities prices of companies in the healthcare distribution sector.
Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.
n.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
o.  Venture Capital Investments Risk:
The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a “start-up” stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional “follow-on” capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Adviser believes that such investments would be consistent with the Fund’s investment objective. While these debt investments typically will not be rated, the Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.
10.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

26	abrdn Healthcare Opportunities Fund

Notes to  Financial Statements (unaudited)  (concluded)
March 31, 2025

11.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of March 31, 2025, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$946,652,041	$214,374,258	$(95,386,881)	$118,987,377
12.  Segment Reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted disclosures only and did not affect the Fund’s financial position nor the results of its operations. Operating segments are components of a public entity that engage in business activities from which it may recognize revenues and incur expenses, have discrete financial information available, and have their operating results regularly reviewed by the public entity’s chief operating decision maker (“CODM”) when assessing segment performance and making decisions about segment resources. The Chief Financial Officer of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole, and the Fund’s asset allocation is managed in accordance with its Prospectus. The Fund operates as a single operating and reporting segment pursuant to its investment objective and principal investment strategy. The Fund’s portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within the Fund's financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.
13.  Subsequent Events
Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of March 31, 2025, other than as noted below.
On April 9, 2025 and May 9, 2025, the Fund announced that it will pay on April 30, 2025 and May 30, 2025 a distribution of $0.18 per share to all shareholders of record as of April 23, 2025 and May 22, 2025.

abrdn Healthcare Opportunities Fund	27

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

28	abrdn Healthcare Opportunities Fund

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

abrdn Healthcare Opportunities Fund	29

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Corporate Information

Trustees
Todd Reit, Chair
Jeffrey Bailey
Rose DiMartino
Kathleen Goetz
C. William Maher
Christian Pittard
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenplc.com

The Financial Statements as of March 31, 2025, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Healthcare Opportunities Fund are traded on the NYSE under the symbol “THQ.” Information about the Fund’s net asset value and market price is available at https://www.aberdeeninvestments.com/en-us/investor/investment-solutions/closed-end-funds.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Healthcare Opportunities Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

THQ-SEMI-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs(1)
Month #1 (Oct. 1, 2024 — Oct. 31, 2024)	—	—	—	4,962,797
Month #2 (Nov. 1, 2024 — Nov. 30, 2024)	—	—	—	4,962,797
Month #3 (Dec. 1, 2024 — Dec. 31, 2024)	—	—	—	4,962,797
Month #4 (Jan. 1, 2025 — Jan. 31, 2025)	—	—	—	4,962,797
Month #5 (Feb. 1, 2025 — Feb. 28, 2025)	—	—	—	4,962,797
Month #6 (Mar. 1, 2025 — Mar. 31, 2025)	—	—	—	4,962,797
Total	—	$—	—

(1)	On March 19, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. In March 2024, the Board approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2025.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended March 31, 2025, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation

Not appliable

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR .

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR .

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5) and (c)(6) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Healthcare Opportunities Fund

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of abrdn Healthcare Opportunities Fund

Date: June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of abrdn Healthcare Opportunities Fund

Date: June 9, 2025

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of abrdn Healthcare Opportunities Fund

Date: June 9, 2025